                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec. 240.14a-12

                        NATIONWIDE SEPARATE ACCOUNT TRUST
                        ---------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1) Title of each class of securities to which transaction applies: ________________________________________________

2) Aggregate number of securities to which transaction applies: ________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:
         _________________________________________________________

5)       Total fee paid: _________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)       Amount Previously Paid: __________________________________

2)       Form, Schedule or Registration Statement No.: _________________________

3)       Filing Party: _________________________________________________________

4)       Date Filed: ___________________________________________________________

                                                                     PRELIMINARY


                        NATIONWIDE SEPARATE ACCOUNT TRUST

                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of Nationwide Strategic Value Fund, a separate series of Nationwide Separate Account Trust, and to the Owners of Variable Annuity Contracts or Variable Life Insurance Policies issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") entitled to give voting instructions to the Shareholders of Nationwide Strategic Value Fund in connection with the Separate Accounts of Nationwide:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Nationwide Strategic Value Fund (the "Fund") of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), will be held on Thursday, July 26, 2001, at 11:15 a.m., E.D.S.T., at Jeffers Auditorium, One Nationwide Plaza, Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:

         1. To approve a new subadvisory agreement with Strong Capital Management, Inc., so that Strong Capital Management, Inc. may continue to serve as the subadviser for the Fund.

         2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         Shares of the Fund may be purchased by certain separate accounts of Nationwide to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Nationwide hereby solicits and agrees to vote at the Meeting, to the extent required, the shares of the Fund which are held in separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to all other shareholders, the Trustees of the Trust are soliciting your votes.

         If you are a shareholder of record as of the close of business on June 5, 2001, you have the right to direct the persons listed on the enclosed proxy card on how your shares in the Fund should be voted. If you are a variable contract owner of record at the close of business on June 5, 2001, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

                                      By Order of the Trustees,



June __ , 2001                        Kevin S. Crossett, Secretary


                             YOUR VOTE IS IMPORTANT


WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.































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




                                                                   PRELIMINARY


                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                         NATIONWIDE STRATEGIC VALUE FUND

                                ONE PORTFOLIO OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST

                            TO BE HELD JULY 26, 2001

                           GENERAL VOTING INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), to be voted at a Special Meeting of Shareholders (the "Meeting") of Nationwide Strategic Value Fund (the "Fund"), one portfolio or series of the Trust. The Meeting will be held at 11:15 a.m., E.D.S.T., on Thursday, July 26, 2001. The Meeting will be conducted at Jeffers Auditorium, One Nationwide Plaza, Columbus, Ohio 43215. The principal executive offices of the Trust are located at One Nationwide Plaza, Columbus, Ohio 43215. The Trustees have fixed the close of business on June 5, 2001, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.

         This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Fund.

         This Proxy Statement and forms of proxy card and voting instructions will be sent to shareholders and variable contract owners on or about June 5, 2001. Shareholders of record on the Record Date are entitled to one vote for each share they own and a proportionate fractional vote for any fraction of a share they own as to each issue on which such shareholders are entitled to vote. As of the Record Date, the Fund had 2,653,579.592 shares of beneficial interest (the "Shares") that were outstanding and are therefore entitled to vote at the Meeting.

         Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy card will vote the Shares of the Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy card is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote "FOR" the proposal. Shareholders may revoke previously submitted proxy cards at any time prior to the Meeting by: (i) submitting to the Trust a subsequently dated proxy card; (ii) delivering to the Trust a written notice of revocation; or (iii)
otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised.

         With respect to the Nationwide separate accounts, Nationwide will vote at the Meeting the Shares of the Fund it owns in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice (for, against or abstain), Nationwide will consider its timely receipt as an instruction to vote "FOR" the proposal. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide subsequently dated voting instructions; (ii) delivering to Nationwide a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke voting instructions must be taken before the authority granted in the voting instruction form is exercised.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT P. O. BOX 1492, COLUMBUS, OHIO 43216, OR BY CALLING TOLL-FREE (800) 848-6331. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

         The Trust knows of no business other than that mentioned in the proposal as described in the Notice of Special Meeting (the "Proposal") which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. If a quorum is not present at the Meeting for the Proposal or, if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposal, provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

         PROPOSAL - TO APPROVE A NEW SUBADVISORY AGREEMENT WITH STRONG CAPITAL MANAGEMENT, INC., SO THAT STRONG CAPITAL MANAGEMENT, INC. MAY CONTINUE TO SERVE AS THE SUBADVISER FOR THE FUND.

INTRODUCTION

         Currently, Strong Capital Management, Inc. ("Strong") serves as the subadviser for the Fund pursuant to an Interim Subadvisory Agreement dated March 12, 2001 (the "Interim Agreement"), by and among Strong, the Trust and Villanova Mutual Fund Capital Trust, as the Fund's investment adviser. By its terms the Interim Agreement will terminate upon the earlier of August 9, 2001, or the approval of a new subadvisory agreement for the Fund by the Trust's Board of Trustees and the Fund's shareholders. As described in more detail below, the Trust's Board of Trustees, at its quarterly Meeting held on May 30 and 31, 2001, determined that it is in the best interests of the Fund and its shareholders to have Strong continue to serve as the subadviser to the Fund and voted to approve a new subadvisory agreement with Strong (the "New Agreement"), subject to the approval of the New Agreement by the shareholders of the Fund. For that reason, the Trust is submitting the Proposal to the shareholders of the Fund for their approval.

BACKGROUND INFORMATION

         The Fund is one separate investment portfolio or series of the Trust. Villanova Mutual Fund Capital Trust (the "Adviser") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust. Since the Fund's inception on October 31, 1997, Strong has served as a subadviser to the Fund and, until March 12, 2001, Schafer Capital Management, Inc. ("Schafer") provided the day-to-day management of the Fund's portfolio pursuant to a subadvisory agreement with Strong.

         In February, 2001, Strong notified the Adviser and the Trust that Strong's ongoing business relationship with Schafer, as evidenced by the subadvisory contract between Strong and Schafer with respect to the Fund, would be terminated as of March 11, 2001. As a result of the end of Strong's relationship with Schafer, the Adviser was notified that the subcontract would terminate and Schaefer would no longer serve as the subadviser to the Fund. At its February 28 and March 1, 2001 Meeting, the Board of Trustees of the Trust reviewed a proposal by the Adviser for Strong to serve as the sole subadviser to the Fund and to take over the day-to-day investment management of the Fund's portfolio. Because of the limited time available to the Board of Trustees to submit a new subadvisory agreement for the Fund to shareholders and the impending termination of the subcontract with Schafer, the Board of Trustees approved the Interim Agreement pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended, thereby permitting Strong to take over day-to-day investment management of the Fund for a period of time not to exceed 150 days.

         In approving the Interim Agreement, the Board of Trustees took note of Strong's experience in managing equity securities in the value style consistent with the Fund's investment objective and strategies and the Board's experience with Strong with respect to both the Fund and other funds of the Trust. The Board of Trustees also considered Nationwide's plan to propose another mutual fund managed by Strong, the Strong Opportunity Fund II, as a substitute for the Fund in Nationwide's variable insurance contract products (the "Proposed Substitution") and that the Strong Opportunity Fund II is managed by the same portfolio manager who would manage the Fund for Strong during the term of the proposed Interim Agreement. In connection with the Proposed Substitution, the Adviser reported to the Board of Trustees that Nationwide would be filing with the Securities and Exchange Commission (the "SEC") an application for an order permitting the Proposed Substitution. If such substitution order is granted and all other conditions imposed by such order have been fulfilled, then all of the Shares in the Fund would be redeemed and the proceeds from such redemption reinvested in the Strong Opportunity Fund II. After completion of the Proposed Substitution, there would be no assets remaining in the Fund (other than initial capital provided by Nationwide) and the Fund would be liquidated and its affairs wound down.

         At the time the Board of Trustees considered and approved the Interim Agreement, the Adviser had anticipated that the Proposed Substitution would be approved by the SEC and completed by August 9, 2001, which is the end of the Interim Agreement's term. However, now the Adviser believes that Nationwide will not likely receive such order until after August 9, 2001. To ensure that Strong may continue to manage the Fund's portfolio on a day-to-day basis after August 9, 2001, whether or not Nationwide receives an appropriate substitution order, the Adviser determined to submit the New Agreement to both the Trustees of the Trust and the Fund's shareholders for approval.

RECOMMENDATION TO APPROVE THE NEW AGREEMENT

         As a part of the Adviser's overall responsibilities to the Trust and the Fund, the Adviser is responsible for recommending one or more subadvisers for the Fund and supervising the daily business affairs of the Fund, subject to the supervision and direction of the Board of Trustees. The Adviser recommends for selection subadviser(s) it believes will provide the Fund with high quality investment services consistent with the Fund's investment objectives. The Adviser is also responsible for the overall monitoring of the Fund's subadviser(s).

         As part of the Adviser's duties to recommend and supervise the Fund's subadviser(s), the Adviser is responsible for communicating performance expectations to the subadvisers, evaluating the subadviser(s) and recommending to the Board whether a particular subadviser's contract with the Trust should be renewed, modified or terminated. The Adviser regularly provides written reports to the Board describing the results of its evaluation and monitoring functions.

         As discussed above, the Adviser has determined that Nationwide will not likely receive an order from the SEC approving the Proposed Substitution prior to August 9, 2001, when the Interim Agreement will terminate. As a result, the Adviser considered the options available to the Board of Trustees and the Fund, including attempting to hire another subadviser for a potentially limited period of time (August 9, 2001, the end of the Interim Agreement, through the anticipated date of the liquidation of the Fund). After considering various alternatives, the Adviser determined that it is in the best interests of the Fund and its shareholders if Strong continues to serve as the Fund's subadviser.

         In making the recommendation to the Board of Trustees to approve the New Agreement with Strong on behalf of the Fund, the Adviser considered Strong's past involvement with the Trust, Strong's experience in managing assets in the value style consistent with the Fund's investment objective and strategies, and the nature and quality of Strong's services as the current subadviser for the Fund under the Interim Agreement. The Adviser also stated its belief that the hiring of any other subadviser for the Fund would neither be feasible because of the uncertainty concerning the anticipated liquidation of the Fund, nor beneficial to the Fund and its shareholders.

BOARD OF TRUSTEES' CONSIDERATIONS

         At a regular meeting of the Board of Trustees on May 30 and 31, 2001, the Board of Trustees reviewed the Adviser's recommendation to have Strong continue as the Fund's subadviser and to approve the New Agreement with Strong. The Board reviewed reports that described the basis for such recommendations, including past performance information for the Fund and other similar mutual funds managed by Strong, and also reviewed the New Agreement among the Trust, the Adviser and Strong, including the fees to be paid to Strong by the Adviser (which are the same as are currently paid to Strong under the Interim Agreement).

         Having carefully considered the Adviser's recommendations, the Board of Trustees, including a majority of the Trustees who were not interested persons of the Adviser or Strong, approved the New Agreement and the continuation of the appointment of Strong as the subadviser to the Fund. The Board, in approving the New Agreement, determined that it was in the best interests of the Fund and its shareholders to have Strong continue to provide the day-to-day investment management of the Fund's portfolio, that retaining another subadviser to manage the Fund, or having the Adviser manage the Fund directly, would be too disruptive to the management of the Fund, and that, under the circumstances, there were no other suitable replacement subadvisers.

         The Board also approved the New Agreement among the Adviser, the Trust, on behalf of the Fund, and Strong, a copy of which is attached to this Proxy Statement as Appendix A. In doing so, the Board found that the compensation payable under the New Agreement with Strong was fair and reasonable in light of the services to be provided and the expenses to be assumed by Strong under the New Agreement. If approved by shareholders of the Fund, the New Agreement will take effect on the date of such approval, assuming that the Proposed Substitution has not occurred by that date and the Fund has not been liquidated.

         Approval of the New Agreement with Strong requires the affirmative vote of a majority of the outstanding Shares of the Fund, defined as the lesser of
(a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or
(b) more than 50% of the Shares of the Fund. If the New Agreement with Strong is not approved, Strong will continue to manage the Fund through the end of the term of the Interim Agreement, and the Board and the Adviser will need to consider other alternatives for the Fund.


            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.


COMPARISON OF SUBADVISORY AGREEMENTS

         The Proposed Agreement is the same in all material respects as the Interim Agreement, except for the effective date of the Agreements and the term of such Agreements. The Interim Agreement was approved by the Board on March 1, 2001, and took effect on March 12, 2001. The Board was not required to and did not seek shareholder approval for the Interim Agreement.

         The Interim Agreement has a 150-day term that will end on the earlier of August 9, 2001, or the approval of a new subadvisory agreement for the Fund by shareholders. The Interim Agreement has no renewal terms. If approved by shareholders, the New Agreement will take effect on the day of such approval and will have an initial term that will end on the earlier of the liquidation of the Fund following the Proposed Substitution or June 30, 2003. If the Proposed Substitution is not completed and the New Agreement continues through June 30, 2003, it will continue automatically thereafter for successive one-year terms provided that its continuance is approved annually by the Board of Trustees. Each Agreement can be terminated on 60 days notice and both terminate automatically if they are assigned.

         The Adviser's responsibilities under the Interim Agreement and the New Agreement are the same. Under each Agreement, the Adviser is responsible for assigning a portion of the Fund's assets to Strong (which currently is all of the Fund's assets) and for overseeing and reviewing the performance of Strong. The duties of Strong under the Interim Agreement are the same as under the New Agreement. Strong is required to manage the Fund's portfolio in accordance with the Fund's investment objective and policies, subject to the supervision and control of the Adviser and the Board. In addition, under each Agreement, Strong is entitled to an annual fee equal to 0.50% of the Fund's average daily net assets up to $500 million and 0.45% on the Fund's assets of $500 million or more.

         The brokerage provisions of the Interim Agreement and the New Agreement are the same. Under each Agreement, Strong is to establish and maintain accounts on behalf of the Fund, to purchase and sell securities on behalf of the Fund through brokers or dealers and to negotiate commissions to be paid on such transactions. In doing so, Strong is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

         The provisions of the Interim Agreement and the New Agreement relating to the liability of Strong are the same. Under each Agreement, Strong and its affiliates and controlling persons cannot be held liable for any expenses or liability of the Adviser, the Trust, the Fund or its shareholders in the absence of willful misfeasance, bad faith or gross negligence on the part of Strong or the reckless disregard of its duties under such Agreement. Each Agreement also provides that nothing in such Agreement relieves Strong from any of its obligations under federal and state securities laws and other applicable law.

         Strong is also required under both the Interim Agreement and the New Agreement to indemnify the Adviser, the Trust and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of Strong's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties thereunder or violation of applicable law. Each Agreement also contains provisions pursuant to which the Adviser is required to indemnify Strong in certain circumstances.

         The foregoing description of the Interim Agreement and the New Agreement is only a summary and is qualified in its entirety by reference to the text of the full agreements. A copy of the New Agreement is attached hereto as Appendix A. A copy of the Interim Agreement is on file with the SEC. Copies of the Interim Agreement are available 1) in person at the SEC's Public Reference Room in Washington, D.C.; 2) by mail at the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 or 3) at the SEC's website -- http://www.sec.gov.

         Strong, located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, is a Wisconsin corporation and registered investment adviser. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of __________, 2001, of over [$44] billion. Strong began in business in 1974. Since then, Strong's principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds. Richard S. Strong controls Strong due to his stock ownership thereof which he holds both individually and through




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

family trusts. The following table sets forth the name, address, and principal occupation for at least the past five years of Strong's principal executive officer and directors:

NAME                       TITLE WITH STRONG                               PRINCIPAL OCCUPATION AND ADDRESS*
----                       -----------------                               --------------------------------

Richard S. Strong             Chairman, Chief Investment Officer and       Chairman, Chief Investment Officer and
                              a Director                                   Director of Strong, Director and Chairman of
                                                                           the Board of the Strong Funds.

Richard T. Weiss              Vice Chairman, a Director and Portfolio      Vice Chairman, a Director and Portfolio
                              Manager                                      Manager of Strong.


*The address for each the above individuals is P.O. Box 2936, Milwaukee, Wisconsin, 53207.

         Strong currently serves as investment adviser or subadviser to five other investment companies that have investment objectives similar to those of the Fund. The net assets and investment advisory fees as of May 31, 2001, for the five other investment companies are set forth in the following table:

         FUND                               NET ASSETS                                  ADVISORY FEES*
         ----                               ----------                                  --------------

         Strong Opportunity Fund II        $1,300,534,871                                    1.00%

         Strong Opportunity Fund           $3,832,477,747                                    0.75%

         Strong Multi-Cap Value Fund         $393,521,891                                    0.75%

         Strong Multi-Cap Value Fund II       $33,331,646                                        %

         Strong Advisory Common            $1,791,802,858                                    0.75%
                  Stock Z

--------------------
*Calculated as an annual percentage of the Fund's average daily net assets.


MORE ABOUT FEES AND EXPENSES

         The Fund pays the Adviser an investment advisory fee at the annual rate 0.90% based on the Fund's average daily net assets. The Adviser has agreed to waive advisory fees and reimburse the Fund's expenses in order to limit total annual fund operating expenses to 1.00%; however, this waiver may be discontinued upon prior written notice to shareholders of the Fund. During the fiscal year ended December 31, 2000, the Adviser was entitled to receive from the Fund advisory fees in the amount of $205,456, of which $58,778 were waived or reimbursed. During the fiscal year ended December 31, 2000, Strong was paid $114,142 by the Adviser, of which $__________ was paid to Schafer.

                    FURTHER INFORMATION REGARDING THE ADVISER
                           AND OTHER SERVICE PROVIDERS

         The Adviser is a wholly owned subsidiary of Villanova Capital, Inc. ("VCI"), each of which is located at 1200 River Road, Conshohocken, Pennsylvania 19428. Nationwide Financial Services, Inc., a holding company ("NFS"), owns 96% of the outstanding common stock of VCI. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215. Joseph J. Gasper and Arden L. Shisler, each of whom is a Trustee of the Trust and an officer or director of the Adviser or one of its affiliates, own less than 1% of the outstanding Class A common stock of NFS. Paul G. Hondros, a trustee of the Trust and President and Chief Executive Officer of the Adviser, currently owns approximately 4% of the outstanding common stock of VCI which he received as part of VCI's organization in 1999 and in connection with his annual compensation. Mr. Hondros is also entitled to receive certain additional shares of VCI common stock contingent upon VCI's achieving certain performance objectives in 2000 and 2001 and has been granted options to purchase shares which vest according to a five year schedule. Assuming Mr. Hondros achieves such objectives and exercises such options, his aggregate share ownership of VCI would equal approximately 5%.

         Certain affiliates of the Adviser provide services to the Fund and are compensated for such services. Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), 1200 River Road, Conshohocken, Pennsylvania 19428, a wholly owned subsidiary of VCI, provides various fund administration and accounting services to the Fund, including daily valuation of the Fund's Shares and preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays VSA the following annual fee which is based on the Fund's average daily net assets: 0.07% on assets up to $250 million, 0.05% on assets of $250 million up to $1 billion, and 0.04% on assets of $1 billion and more.

         For the fiscal year ended December 31, 2000, the Fund paid VSA a total of $18,187 under the Fund Administration Agreement for its services.

         NAS, an indirect wholly owned subsidiary of NFS, One Nationwide Plaza, Columbus, Ohio 43215, serves as the Fund's principal underwriter. In its capacity as principal underwriter, NAS is available to receive purchase orders and redemption requests relating to Shares of the Fund. NAS will continue to serve as the Trust's principal underwriter until Villanova Distribution Services, Inc. ("VDSI"), another affiliate of the Adviser, obtains the approvals necessary to become the Trust's underwriter.

         In addition, Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, 1200 River Road, Conshohocken, Pennsylvania 19428, serves as transfer agent and dividend disbursing agent for the Fund. For these services, NISI receives an annual fee from the Fund of 0.01% of average daily net assets of the Fund. For the fiscal year ended December 31, 2000, NISI received $2,283 from the Fund for its services.

                   PRINCIPAL SHAREHOLDERS OF VOTING SECURITIES

         As of June 5, 2001, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding Shares of the Fund:

                                            AMOUNT AND NATURE OF
NAME AND ADDRESS OF SHAREHOLDERS            VOTING AND INVESTMENT POWER
--------------------------------            ---------------------------

Nationwide Variable Account-9 of            Shared voting and investment power over
Nationwide Life Insurance Company           2,239,105.7 shares of the Fund representing
One Nationwide Plaza                        84.38% of the Fund's outstanding
Columbus, Ohio 43215                        shares. As described above, Nationwide vote
                                            these Shares in accordance with voting
                                            instructions it receives in a timely manner
                                            from variable contract owners.

Nationwide Variable Account-__ of           Shared voting and investment power over
Nationwide Life Insurance Company           208,561.3 shares of the Fund representing
One Nationwide Plaza                        7.86% of the Fund's outstanding
Columbus, Ohio 43215                        shares. As described above, Nationwide vote
                                            these Shares in accordance with voting
                                            instructions it receives in a timely manner
                                            from variable contract owners.

         As of June 5, 2001, the Trustees and executive officers of the Trust as a group owned less than 1% of the outstanding Shares of the Fund.


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Trust at its principal executive offices at a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy card and voting instructions relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.


                             ADDITIONAL INFORMATION

         With respect to the actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the Shares of the Fund on the Proposal at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting; provided, however, that no action required by law or the Trust's Amended Declaration of Trust to be taken by the holders of a designated proportion of Share may be authorized or taken by a lesser proportion.

         Abstentions and broker non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists. For purposes of determining whether the Proposal has been approved, abstentions and broker non-votes will be counted as against the Proposal. As used herein, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto.

         Strong will bear all costs in connection with the Meeting, including the solicitation of proxies from shareholders of the Fund. It is not currently expected that there will be any solicitation other than by mail.


                                                 By Order of the Trustees


                                                 Kevin S. Crossett, Secretary
June __, 2001

                                   APPENDIX A
                                   ----------

                              SUBADVISORY AGREEMENT
                              ---------------------

         THIS AGREEMENT is made and entered into on this _____ day of August, 2001 among NATIONWIDE SEPARATE ACCOUNT TRUST, a Massachusetts business trust (the "Trust"), VILLANOVA MUTUAL FUND CAPITAL TRUST (the "Adviser"), a Delaware business trust registered under the Investment Advisers Act of 1940 (the "Advisers Act"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Subadviser"), also registered under the Advisers Act.

                                   WITNESSETH:

         WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS, the Adviser has, pursuant to an Advisory Agreement with the Trust dated as of October 31, 1997 (the "Advisory Agreement"), been retained to act as investment adviser for a series of the Trust which are listed on Exhibit A to this Agreement ( the "Fund");

         WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

         WHEREAS, the Adviser previously retained Subadviser to manage a portion of the Fund's assets which the Adviser has assigned to the Subadviser under an Interim Subadvisory Agreement dated March 12, 2001 (the "Previous Subadvisory Agreement");

         WHEREAS, the Previous Subadvisory Agreement will terminate by its terms no later than August 9, 2001, pursuant to the requirement of Rule 15a-4(b)(1) of the 1940 Act; and

         WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund's assets which the Adviser will assign to the Subadviser (the "Subadviser Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties do mutually agree and promise as follows:

         1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser now acts, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities.

2.       DUTIES OF SUBADVISER.

                  (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, to purchase, hold and sell investments comprising the Subadviser Assets and to monitor on a continuous basis the performance of such Subadviser Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, the cash available, or to become available, for investment as part of the Subadviser Assets and generally as to the conditions of the Fund's affairs.

                  (b) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.

                  The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished by the Subadviser to the Fund or to the Adviser specifically for inclusion in the Prospectus. At the Adviser's request, the Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A.

                  (c) VOTING OF PROXIES. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser or the Fund or take any action with respect thereto. If both the Subadviser and another entity managing assets of the Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

                  (d) AGENT. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

                  (e) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers or dealers ("brokers") as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers selected by the Subadviser. In the selection of such brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting the Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

              It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

                  (f) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

                  The Subadviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Subadviser's Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets or (ii) identify any violations which have occurred with respect to the Subadviser Assets.

                  (g) BOOKS AND RECORDS. The Subadviser shall maintain separate detailed records of all matters pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund's Records are the property of the Trust. The Fund's Records (relating to the Subadviser Assets) shall be available to the Adviser at any time upon reasonable request during normal business hours and shall be available for telecopying without unreasonable delay to the Adviser during any day that the Fund is open for business.

                  (h) INFORMATION CONCERNING SUBADVISER ASSETS AND SUBADVISER. From time to time as the Adviser or the Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Fund investments held in the portfolio, all in such detail as the Adviser or the Fund may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the executive officers of the Subadviser, or of material changes in the control of the Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets.

                  The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

                  (i) CUSTODY ARRANGEMENT. The Subadviser shall on each business day provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request relating to all transactions concerning the Subadviser Assets.

                  (j) HISTORICAL PERFORMANCE INFORMATION. To the extent agreed upon by the parties, the Subadviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

         3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

         4. EXPENSES. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust's, the Fund's or the Adviser's expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

         5. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Subadviser will be entitled to the fee listed for the Fund on Exhibit A. Such fees will be computed daily and payable no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the average daily net assets representing the Subadviser Assets.

         The method of determining net assets of the Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

         6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Fund as follows:

                  (a) The Subadviser is registered as an investment adviser under the Advisers Act;

                  (b) The Subadviser has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act (the "CEA") with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association ("NFA"), or is not required to file such exemption;

                  (c) The Subadviser is a corporation duly organized and validly existing under the laws of the State of Wisconsin with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary corporate action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

                  (e) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Subadviser agrees to use its best efforts to promptly provide the Trust with updates of its Form ADV.

         7. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

                  (a) The Adviser is registered as an investment adviser under the Advisers Act;

                  (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the NFA or is not required to file such exemption;

                  (c) The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its managing unitholder or the unitholder's directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

                  (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

                  (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

                  (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

         8. REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust represents and warrants to the Adviser and the Subadviser as follows:

                  (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (b) The Trust is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act; and

         (c) The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

         9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES: DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         10. LIABILITY AND INDEMNIFICATION.

                  (a) LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or a reckless disregard of its duties hereunder, the Subadviser, each affiliate, including all respective partners, officers, directors and employees of the Subadviser ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls ("Controlling Persons") the Subadviser shall not be subject to any expenses or liability of the Adviser, the Trust or the Fund or any of the Fund's shareholders. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

                  (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser and the Trust, and their respective Affiliates and Controlling Persons, for any liability and expenses, including reasonable attorneys' fees, which the Adviser and the Trust and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. Notwithstanding any other provision in this Agreement, the Subadviser will indemnify the Adviser and the Trust, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser and the Trust and their respective Affiliates and Controlling Persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such information.

                  The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

         11. DURATION AND TERMINATION.

                  (a) DURATION. This Agreement shall go into effect on the date first listed above and unless sooner terminated, shall continue until June 30, 2003, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; PROVIDED that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

                  (b) TERMINATION. Notwithstanding any other provision herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                           (i) By vote of a majority of the Trust's Board of
                  Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon at least 60 days' written notice to the Subadviser;

                           (ii) By any party hereto immediately upon written
                  notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

                           (iii) By the Subadviser upon at least 60 days'
                  written notice to the Adviser and the Trust.

         This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

         12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

         13. REFERENCE TO SUBADVISER. Neither the Adviser nor any Affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by Subadviser and any Affiliates to the Fund, which references shall not differ in substance from those included in the Fund's Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

         14. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by:
a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         15. CONFIDENTIALITY. Subject to the duties of the Adviser, the Fund and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

         16. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postage prepaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                  (a)      If to the Subadviser:

                           Strong Capital Management, Inc.
                           100 Heritage Reserve
                           Menomonee Falls, WI 53051
                           Attention: General Counsel
                           Facsimile: 414-359-3948

                  (b)      If to the Adviser:

                           Villanova Mutual Fund Capital Trust
                           1200 River Road
                           Conshohocken, PA 19428
                           Attention: Kevin Crossett
                           Facsimile: (484) 530-1323

                  (c)      If to the Trust:

                           Nationwide Separate Account Trust
                           Three Nationwide Plaza
                           Columbus, OH 43215
                           Attention: Elizabeth Davin
                           Facsimile: (614) 249-2418

         16. JURISDICTION. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the Commonwealth of Massachusetts without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

         17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

         18. CERTAIN DEFINITIONS. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

         19. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         21. NATIONWIDE SEPARATE ACCOUNT TRUST AND ITS TRUSTEES. The terms "Nationwide Separate Account Trust" and the "Trustees of Nationwide Separate Account Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of June 30, 1981, as has been or may be amended from time to time, and to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of Nationwide Separate Account Trust's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Nationwide Separate Account Trust. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust. All persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.




                                       TRUST
                                       NATIONWIDE SEPARATE ACCOUNT TRUST


                                       By: _____________________________________
                                       Name:
                                       Title:


                                       ADVISER
                                       VILLANOVA MUTUAL FUND CAPITAL TRUST


                                       By: _____________________________________
                                       Name:
                                       Title:

                                       SUBADVISER
                                       STRONG CAPITAL MANAGENIENT, INC.

                                       By: _____________________________________
                                       Name:
                                       Title:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                           BETWEEN NATIONWIDE SEPARATE
               ACCOUNT TRUST, VILLANOVA MUTUAL FUND CAPITAL TRUST
                       and STRONG CAPITAL MANAGEMENT, INC.
                           Effective August ___, 2001





Fund                                       Advisory Fees
----                                       -------------

Nationwide Strategic Value Fund            0.50% on Subadviser Assets
                                           up to $500 million

                                           0.45% on Subadviser Assets
                                           of $500 million and more

NATIONWIDE STRATEGIC VALUE FUND

Vote this proxy card TODAY!

Return the proxy card in the enclosed envelope or mail to:

[name]
[address]

PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

NATIONWIDE SEPARATE ACCOUNT TRUST: NATIONWIDE STRATEGIC VALUE FUND

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking all previous proxies, hereby appoint(s) Cory Gossard and William Baltrus, or either one of them, attorneys, with full power of substitution, to vote all shares of Nationwide Strategic Value Fund ("Fund"), a series of Nationwide Separate Account Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Jeffers Auditorium, One Nationwide Plaza, Columbus, Ohio 43215, on Thursday, July 26, 2001 at 11:15 a.m., E.D.S.T., and at any adjournments thereof. All powers may be exercised by any one of said proxy holders or substitutes voting or acting. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy Card. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date:  _____________________________

________________________________________________

________________________________________________
      Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE


Please refer to the Proxy Statement discussion of the matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
---------------------------------------

    To approve a new subadvisory agreement             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
    with Strong Capital Management, Inc., so
    that Strong Capital Management, Inc. may
    continue to serve as the subadviser for the Fund.

NATIONWIDE STRATEGIC VALUE FUND

Complete this voting instruction form TODAY!

Return the voting instruction form in the enclosed envelope or mail to:

[name]
[address]

PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

NATIONWIDE SEPARATE ACCOUNT TRUST: NATIONWIDE STRATEGIC VALUE FUND

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking all previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all of the shares of Nationwide Strategic Value Fund ("Fund"), a series of Nationwide Separate Account Trust, attributable to his or her variable annuity or variable life insurance contract as of June 5, 2001, at the Special Meeting of Shareholders of the Fund to be held at Jeffers Auditorium, One Nationwide Plaza, Columbus, Ohio 43215, on Thursday, July 26, 2001 at 11:15 a.m., E.D.S.T., and at any adjournments thereof. These Voting Instructions shall be used to vote on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.

Date:  _____________________________

________________________________________________

________________________________________________
      Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE




Please refer to the Proxy Statement discussion of the matter.

IF NO SPECIFICATION IS MADE, THESE VOTING INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------

    To approve a new subadvisory agreement             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
    with Strong Capital Management, Inc., so
    that Strong Capital Management, Inc. may
    continue to serve as the subadviser for the
    Fund.
